Exhibit 99.1
PRELIMINARY PROXY SUBJECT TO COMPLETION,
DATED MARCH 27, 2009.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE TECUMSEH PRODUCTS COMPANY THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR CLASS A COMMON STOCK FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD [ , 2009] The undersigned holder of Tecumseh Products Company (the “Company”) Class A Common Stock hereby appoints Edwin L. Buker and James S. Nicholson as proxies, acting jointly and severally and with full power of substitution, for and in the name of the undersigned to vote at the Annual Meeting of shareholders to be held on P [ ], 2009, beginning at [10:00 a.m.,] local time, at the [street address], [city/state] and at any adjournments or postponements thereof, as directed, with full power and authority to vote all shares of Class A Common Stock R held or owned by the undersigned, or which the undersigned is entitled to vote, on the matters set forth in the accompanying Proxy Statement/Prospectus. O Signing and dating this proxy card will have the effect of revoking any proxy card that you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on any proxy card. You may also revoke your proxy by: (1) sending to Georgeson Inc., our Proxy Solicitor, an executed notice of X revocation; (2) sending to Georgeson Inc. a new, valid proxy bearing a later date; or (3) attending the Annual Meeting and either voting in person, which will automatically cancel any proxies previously given, or revoking this proxy in Y person. Attendance at the Annual Meeting will not by itself revoke this proxy. To be effective, any written notice of revocation or subsequent proxy must be received by Georgeson Inc. prior to the beginning of the Annual Meeting. The written notice of revocation or subsequent proxy should be hand-delivered to Georgeson Inc. at the Annual Meeting or sent to Wall Street Station, P.O. Box 1102, New York, NY 10269-0667. The Board of Directors recommends • a vote “FOR” the recapitalization proposal. Continued and to be voted and signed on reverse

Annual Meeting of Shareholders [ , 2009] Tecumseh Products Company INSTRUCTIONS FOR VOTING YOUR PROXY This proxy covers all Class A shares of Common Stock of Tecumseh Products Company held of record. THERE ARE THREE WAYS TO VOTE YOUR PROXY TELEPHONE VOTING INTERNET VOTING VOTING BY MAIL This method of voting is available for Visit the Internet voting Web site at Simply mark, sign and date your proxy residents of the U.S. and Canada. On http://proxy.georgeson.com. Enter card and return it in the postage-paid a touch tone telephone, call TOLL the COMPANY NUMBER and envelope to Georgeson Inc. Wall Street FREE 1-877-412-6959, 24 hours a CONTROL NUMBER shown below Station, P.O. Box 1102, New York NY day, 7 days a week. You will be asked and follow the instructions on your 10269-0667. If you are voting by to enter ONLY the CONTROL screen. You will incur only your usual telephone or the Internet, please do not NUMBER shown below. Have this Internet charges. mail your proxy card. proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. COMPANY NUMBER CONTROL NUMBER TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark your votes as in this example. The Board of Directors recommends a vote “FOR” the recapitalization proposal. FOR AGAINST ABSTAIN 1. The proposal to amend the Company’s articles of incorporation in order to (x) reclassify and convert each non-voting share of Class A Common Stock into one Common Share, each entitled to one vote per share and (y) reclassify and convert each voting share of Class B Common Stock into 1.1 Common Shares, each entitled to one vote per share. If you sign and return this proxy, the proxies will vote your shares as specified on this proxy. If you sign and return this proxy but do not specify how to vote, the proxies will vote “FOR” the recapitalization proposal. WE APPRECIATE YOUR PROMPT ACTION IN SIGNING AND RETURNING THIS CARD. Signature Signature DATED: , 2009 NOTE: Please sign exactly as your name(s) appear above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. If you have any questions or need assistance, please contact Georgeson Inc., our Proxy Solicitor at 1-866-203-1198.